Exhibit 99.1

QuinStreet Reports Financial Results For Its Third Quarter of Fiscal 2013

Foster City, CA — April 30, 2013 — QuinStreet, Inc. (NASDAQ: QNST), a leading Internet performance marketing company, today announced its financial results for its third quarter of fiscal 2013.

The Company reported total revenue of $79.0 million. Adjusted EBITDA was $12.4 million, or 16% of revenue.

The Company reported GAAP net loss of $2.2 million, or ($0.05) per diluted share.

Adjusted net income for the quarter was $6.8 million, or $0.16 per diluted share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.

Revenue for the Education client vertical was $35.2 million. Revenue for the Financial Services client vertical was $32.2 million. Revenue for Other client verticals was $11.6 million.

QuinStreet generated $10.2 million of operating cash flow and $8.2 million of normalized free cash flow. The Company closed the quarter with $114 million in cash and marketable securities, growing net cash to $16 million.

Reconciliations of adjusted net income to net income, adjusted EBITDA to net income, and normalized free cash flow to net cash provided by operating activities are included in the accompanying tables.

“Financial results came in at the higher end of the outlook we provided last quarter due to strong execution in our core client verticals,” commented Doug Valenti, QuinStreet CEO. “We continued to make good progress on initiatives to return to growth. Looking ahead, we expect June quarter revenue to be in the range of $72 to $77 million, consistent with typical seasonality. Adjusted EBITDA margin is expected to be in the mid-teens. While we work to restore growth, we continue to manage the Company with characteristic financial discipline, generating attractive EBITDA and free cash flow margins, with minimal non-discretionary demands for capital.”

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net, and impairment of goodwill. The term “adjusted net income” refers to a financial measure that we define as net income (loss) adjusted for amortization expense, stock-based compensation expense and impairment of goodwill, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. “Normalized free cash flow” refers to free cash flow adjusted for changes in operating assets and liabilities net of estimated taxes related to impairment of goodwill and the impact from excess tax benefits from stock-based compensation. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The measure normalized free cash flow is useful as it removes the fluctuations in operating assets and liabilities that occur in any given quarter due to the timing of payments and therefore helps investors understand the underlying cash flow of the business as a quarterly metric and the cash flow generation potential of the business model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow and normalized free cash flow have certain limitations in that they do not represent the total increase or decrease in the cash balance for the period, nor do they represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate both of these cash flow measures along with our consolidated statement of cash flows and understand any changes in the operating assets and liabilities.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “estimate” “will,” “believe,” “intend,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the statements in quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to return to growth and profitability, ; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2013, which will be filed with the SEC. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Conference Call

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on April 30, 2013 until 11:59 p.m. PT on May 6, 2013 by dialing 1-800-585-8367 in the U.S. and Canada, or 1-404-537-3406 for international callers, using passcode 34801813#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Final financial results will be included in the Company’s quarterly report on Form 10-Q, which is expected to be filed with the Securities and Exchange Commission.

About QuinStreet

QuinStreet, Inc. (Nasdaq:QNST) is one of the largest Internet performance marketing and media companies in the world. QuinStreet is committed to providing consumers and businesses with the information they need to research, find and select the products, services and brands that meet their needs. For more information, please visit QuinStreet.com.

Contact Information:

Erica Abrams or Elizabeth Bremner

(415) 217-5864 or (415) 489-2195

erica@blueshirtgroup.com

elizabeth@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31,	June 30,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$75,712	$68,531
Marketable securities	38,067	36,736
Accounts receivable, net	44,875	52,830
Deferred tax assets	7,662	7,665
Prepaid expenses and other assets	9,838	7,774

Total current assets	176,154	173,536

Property and equipment, net	7,591	8,755
Goodwill	150,456	243,049
Other intangible assets, net	55,839	72,444
Deferred tax assets, noncurrent	37,363	8,446
Other assets, noncurrent	896	930

Total assets	$428,299	$507,160

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$16,785	$22,870
Accrued liabilities	28,986	29,462
Deferred revenue	1,695	2,553
Debt	16,082	15,429

Total current liabilities	63,548	70,314

Debt, noncurrent	81,294	92,167
Other liabilities, noncurrent	6,839	6,322

Total liabilities	151,681	168,803

Stockholders’ equity
Common stock	43	43
Additional paid-in capital	223,394	220,552
Treasury stock	—	(1,178)
Accumulated other comprehensive loss	(1,408)	(1,439)
Retained earnings	54,589	120,379

Total stockholders’ equity	276,618	338,357

Total liabilities and stockholders’ equity	$428,299	$507,160

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Net revenue	$79,017	$93,023	$229,394	$284,770
Cost of revenue (1)	63,863	72,278	190,765	216,422

Gross profit	15,154	20,745	38,629	68,348
Operating expenses: (1)
Product development	4,891	5,069	14,288	16,245
Sales and marketing	3,683	3,394	10,870	11,114
General and administrative	4,394	6,239	12,339	16,303
Impairment of goodwill	—	—	92,350	—

Operating income (loss)	2,186	6,043	(91,218)	24,686
Interest income	28	31	84	105
Interest expense	(1,810)	(1,111)	(4,176)	(3,309)
Other (expense) income, net	(39)	3	3	(121)

Income (loss) before income taxes	365	4,966	(95,307)	21,361
(Provision) benefit for taxes	(2,527)	(2,093)	29,517	(8,561)

Net (loss) income	$(2,162)	$2,873	$(65,790)	$12,800

Net (loss) income per share
Basic	$(0.05)	$0.06	$(1.54)	$0.28

Diluted	$(0.05)	$0.06	$(1.54)	$0.27

Weighted average shares used in computing net (loss) income per share
Basic	42,804	44,870	42,798	46,491
Diluted	42,804	45,794	42,798	47,584
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$1,010	$962	$2,896	$3,338
Product development	665	637	2,056	1,979
Sales and marketing	780	816	2,403	2,436
General and administrative	558	781	1,457	2,338

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Cash Flows from Operating Activities
Net (loss) income	$(2,162)	$2,873	$(65,790)	$12,800
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,208	8,032	25,666	22,657
Impairment of goodwill	—	—	92,350	—
Write-off of bank loan upfront fees	680	—	680
Provision for sales returns and doubtful accounts receivable	(107)	1,589	(575)	1,557
Stock-based compensation	3,014	3,196	8,813	10,091
Excess tax benefits from stock-based compensation	(10)	(49)	(60)	(146)
Other non-cash adjustments, net	435	601	1,043	1,476
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(3,572)	(1,068)	8,619	(656)
Prepaid expenses and other assets	2,552	(1,927)	(2,063)	(259)
Other assets, noncurrent	(71)	(30)	36	(36)
Deferred taxes	—	—	(28,914)	—
Accounts payable	(1,685)	390	(5,980)	942
Accrued liabilities	4,076	3,461	(1,574)	(6,826)
Deferred revenue	(67)	237	(665)	(256)
Other liabilities, noncurrent	(54)	127	290	1,033

Net cash provided by operating activities	10,237	17,432	31,876	42,377

Cash Flows from Investing Activities
Capital expenditures	(305)	(633)	(1,126)	(2,017)
Business acquisitions, net of notes payable and cash acquired	—	(23,436)	—	(54,639)
Other intangibles	—	—	(2,500)	—
Internal software development costs	(556)	(664)	(1,813)	(1,746)
Purchases of marketable securities	(12,612)	(15,121)	(41,043)	(37,807)
Proceeds from sales and maturities of marketable securities	13,683	16,128	38,776	34,163
Other investing activities	—	(1)	15	29

Net cash provided by (used in) investing activities	210	(23,727)	(7,691)	(62,017)

Cash Flows from Financing Activities
Proceeds from exercise of common stock options	47	1,339	316	3,526
Proceeds from bank debt	—	—	—	5,884
Principal payments on bank debt	(2,500)	(1,250)	(5,000)	(3,875)
Payment of bank loan upfront fees	(200)	—	(200)	(1,370)
Principal payments on acquisition-related notes payable	(376)	(419)	(5,848)	(2,190)
Excess tax benefits from stock-based compensation	10	49	60	146
Withholding taxes related to restricted stock net share settlement	(43)	(84)	(191)	(346)
Repurchases of common stock	—	(21,037)	(6,157)	(36,593)

Net cash used in financing activities	(3,062)	(21,402)	(17,020)	(34,818)

Effect of exchange rate changes on cash and cash equivalents	4	1	16	29
Net increase (decrease) in cash and cash equivalents	7,389	(27,696)	7,181	(54,429)
Cash and cash equivalents at beginning of period	68,323	105,557	68,531	132,290

Cash and cash equivalents at end of period	$75,712	$77,861	$75,712	$77,861

QUINSTREET, INC.

RECONCILIATION OF NET (LOSS) INCOME TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Net (loss) income	$(2,162)	$2,873	$(65,790)	$12,800
Amortization of intangible assets	5,894	6,821	21,575	18,769
Stock-based compensation	3,013	3,196	8,812	10,091
Impairment of goodwill	—	—	92,350	—
Tax impact of the above items	33	(3,348)	(38,452)	(9,636)

Adjusted net income	$6,778	$9,542	$18,495	$32,024

Adjusted diluted net income per share	$0.16	$0.21	$0.43	$0.67

Weighted average shares used in computing adjusted diluted net income per share	43,047	45,794	43,150	47,584

QUINSTREET, INC.

RECONCILIATION OF NET (LOSS) INCOME TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Net (loss) income	$(2,162)	$2,873	$(65,790)	$12,800
Interest and other income (expense), net	1,821	1,077	4,089	3,325
Provision (benefit) for taxes	2,527	2,093	(29,517)	8,561
Depreciation and amortization	7,208	8,032	25,666	22,657
Stock-based compensation	3,013	3,196	8,812	10,091
Impairment of goodwill	—	—	92,350	—

Adjusted EBITDA	$12,407	$17,271	$35,610	$57,434

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

AND NORMALIZED FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Net cash provided by operating activities	$10,237	$17,432	$31,876	$42,377
Capital expenditures	(305)	(633)	(1,126)	(2,017)
Internal software development costs	(556)	(664)	(1,813)	(1,746)

Free cash flow	$9,376	$16,135	$28,937	$38,614

Changes in operating assets and liabilities, less excess tax benefits from stock-based compensation	(1,169)	(1,141)	1,826	6,204

Normalized free cash flow	$8,207	$14,994	$30,763	$44,818